UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2021

TradeUP Global Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40368	98-1584130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

437 Madison Avenue, 27th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(732) 910-9692

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TUGCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TUGC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TUGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously reported on Current Reports on Form 8-K, filed on April 28, 2021 and May 3, 2021, TradeUP Global Corporation (the “Company”) consummated its initial public offering (the “IPO”) of an aggregate of 4,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $40,000,000. Substantially concurrently with the closing of the IPO, the Company completed the private sale of 215,000 Class A Ordinary Shares (the “Private Placement Shares”) to the Company’s sponsor, TradeUP Global Sponsor LLC (the “Sponsor”), at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $2,150,000.

In connection with the IPO, the underwriters were granted an option to purchase up to 600,000 additional Units to cover over-allotments, if any (the “Over-allotment Option”). On May 10, 2021, the underwriters partially exercised the Over-allotment Option and, on May 12, 2021, the underwriters purchased 488,986 units (the “Option Units”) generating gross proceeds of $4,889,860, and net proceeds to the Company of approximately $4,792,063 in the aggregate after deducting the underwriter discount (the “Option Unit Proceeds”). Simultaneously with the issuance and sale of the Option Units, the Company consummated the private placement with the Sponsor of an aggregate of 9,780 Private Placement Shares at a price of $10.00 per Private Placement Share (the “Additional Private Placement Shares”), generating total proceeds of $97,800 (the “Private Placement Proceeds” and, together with the Option Unit Proceeds, the “Proceeds”).

A total of $4,889,860 of the Proceeds were placed in a U.S.-based trust account with Wilmington Trust, National Association acting as trustee, established for the benefit of the Company’s public shareholders.

An audited balance sheet as of May 3, 2021 reflecting receipt of the net proceeds from the IPO and the sale of the Private Placement Shares on May 3, 2021, but not the proceeds from the sale of the Option Units or the Additional Private Placement Shares on May 12, 2021, was previously prepared by the Company and filed on a Current Report on Form 8-K on May 7, 2021.

The Company’s unaudited pro forma balance sheet as of May 12, 2021, reflecting receipt of the proceeds from the sale of the Over-Allotment Shares and the Additional Private Placement Shares on the same day, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Pro-Forma Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeUP Global Corporation

Date: June 10, 2021	By:	/s/ Jianwei Li
		Name:	Jianwei Li
		Title:	Chairman and Co-Chief Executive Officer